Financial instruments - Maximum Credit Risk for these Financial Instruments (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CAD
Fair Value Disclosures [Abstract]
Cash and cash equivalents and restricted cash	$ 19,095	5,823
Accounts receivable	151,265	20,320
Allowance for Doubtful Accounts	(6,232)	0
Notes Receivable	15,179	21,901
Maximum exposure to credit risk for financial instruments	$ 179,307	48,044